DELAWARE VIP® TRUST
Delaware VIP High Yield Series (the “Series”)

Supplement to the Series’ Prospectuses dated April 30, 2009

The following information replaces the section entitled "How we manage the Series – The securities in which the Series typically invests – Foreign government or corporate securities".

Foreign government or corporate securities
Securities issued by foreign governments or supranational entities or foreign corporations.

A supranational entity is an entity established or financially supported by the national governments of one or more countries. The International Bank for Reconstruction and Development (more commonly known as the “World Bank”) is one example of a Supranational entity.

How the Series uses them:  The Series may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries, including both established countries and those with emerging markets. When investing in these foreign securities, we may not invest more than two-thirds of that 25% amount in any combination of non-dollar denominated securities and emerging market securities.

The following information replaces the section entitled "How we manage the Series – The risks of investing in the Series – Foreign risk".

Foreign risk
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. These risks are significantly higher for emerging markets securities. Non-dollar denominated securities also carry the risk of adverse changes in foreign currency exchange rates.

How the Series strives to manage them:  The Series may invest up to 25% of total assets in securities of issuers domiciled in foreign countries. When investing in these foreign securities, the Series may not invest more than two-thirds of that 25% amount in any combination of non-dollar denominated securities and emerging markets securities. We carefully evaluate the reward and risk associated with each foreign security that we consider.

Please keep this Supplement for future reference.

This Supplement is dated December 10, 2009.